                                                                    EXHIBIT 99.1



Tuesday October 13, 4:45 pm Eastern Time

Company Press Release

SOURCE: DataWorks Corporation

              DATAWORKS CORPORATION ADOPTS SHAREHOLDER RIGHTS PLAN

SAN DIEGO, Oct. 13 /PRNewswire/ -- DataWorks Corporation (Nasdaq: DWRX - news) announced that its Board of Directors approved the adoption of a Shareholder Rights Plan under which all shareholders of record as of October 28, 1998 will receive rights to purchase shares of a new series of Preferred Stock.

The Rights Plan is designed to enable all DataWorks stockholders to realize the full value of their investment and to provide for fair and equal treatment for all stockholders in the event that an unsolicited attempt is made to acquire DataWorks. The adoption of the Rights Plan is intended as a means to guard against abusive takeover tactics.

The rights will be distributed as a non-taxable dividend and will expire in ten years from the Record Date. The rights will be exercisable only if a person or group acquires 15 percent or more of the DataWorks Corporation Common Stock or announces a tender offer for 15 percent or more of the Common Stock. If a person acquires 15 percent or more of the DataWorks Corporation Common Stock, all rightsholders except the buyer will be entitled to acquire DataWorks Corporation Common Stock at a discount. The effect will be to discourage acquisitions of more than 15 percent of DataWorks' Common Stock without negotiations with the Board. Notwithstanding the foregoing, the Shareholder Rights Plan provides that the Company's proposed merger with Company P ("Company P") will not cause the rights to become exercisable as long as Company P is acting in accordance with the terms of the Agreement and Plan of Reorganization among Company P, Merger Sub and DataWorks dated October 13, 1998.

The rights will trade with the DataWorks Corporation Common Stock, unless and until they are separated upon the occurrence of certain future events. The rights distribution is not taxable to the stockholders. DataWorks' Board of Directors may terminate the Rights Plan at any time or redeem the rights prior to the time a person acquires more than 15 percent of the DataWorks Corporation Common Stock. Additional details regarding the Rights Plan will be outlined in a summary to be mailed to all stockholders following the Record Date.

DataWorks is the largest supplier of manufacturing software for mid-size companies running Unix/NT. The company's solutions deliver a balance of price and functionality to suit job shops, mid-range repetitive and mixed mode manufacturers and large companies with maintenance, repair and overhaul needs. DataWorks products feature advanced ERP system functionality combined with open system technologies, including client-server architecture, relational database and easy-to-use, Windows-based graphical user interfaces. The company also offers rapid deployment and guarantees the cost of its mid-range implementations. With offices throughout



                                       1.

the United States, Canada, Europe and Australia, DataWorks has over 4500 customer sites worldwide. Global headquarters is located in San Diego, CA.

Except for the historical information contained herein, this news release contains forward-looking statements that are subject to risks and uncertainties, including variation of quarterly revenues, the significance of NT to mid-range market success, estimates of availability and success of products and changes in economic conditions of the various markets the company serves, as well as the other risks detailed from time to time in the company's SEC reports, including the report on Form 10-K for the year ended December 31, 1997.

SOURCE: DataWorks Corporation



                                       2.

Wednesday October 14, 3:58 pm Eastern Time

Company Press Release

SOURCE: DataWorks Corporation

                       CORRECTION -- DATAWORKS CORPORATION

In LATU107, DataWorks Corporation Adopts Shareholder Rights Plan, moved yesterday, Oct. 13, we are advised by a representative of the company that the third paragraph, fifth sentence, should read "Notwithstanding the foregoing, the Shareholder Rights Plan provides that the Company's proposed merger with Platinum Software Corporation will not cause the rights to become exercisable as long as Platinum is acting in accordance with the terms of the Agreement and Plan of Reorganization among Platinum, Merger Sub and DataWorks dated October 13, 1998," rather than, "Notwithstanding the foregoing, the Shareholder Rights Plan provides that the Company's proposed merger with Company P ("Company P") will not cause the rights to become exercisable as long as Company P is acting in accordance with the terms of the Agreement and Plan of Reorganization among Company P, Merger Sub and DataWorks dated October 13, 1998," as originally issued. Complete, corrected text follows:

              DATAWORKS CORPORATION ADOPTS SHAREHOLDER RIGHTS PLAN

SAN DIEGO, Oct. 13 /PRNewswire/ -- DataWorks Corporation (Nasdaq: DWRX - news) announced that its Board of Directors approved the adoption of a Shareholder Rights Plan under which all shareholders of record as of October 28, 1998 will receive rights to purchase shares of a new series of Preferred Stock.

The Rights Plan is designed to enable all DataWorks stockholders to realize the full value of their investment and to provide for fair and equal treatment for all stockholders in the event that an unsolicited attempt is made to acquire DataWorks. The adoption of the Rights Plan is intended as a means to guard against abusive takeover tactics.

The rights will be distributed as a non-taxable dividend and will expire in ten years from the Record Date. The rights will be exercisable only if a person or group acquires 15 percent or more of the DataWorks Corporation Common Stock or announces a tender offer for 15 percent or more of the Common Stock. If a person acquires 15 percent or more of the DataWorks Corporation Common Stock, all rightsholders except the buyer will be entitled to acquire DataWorks Corporation Common Stock at a discount. The effect will be to discourage acquisitions of more than 15 percent of DataWorks' Common Stock without negotiations with the Board. Notwithstanding the foregoing, the Shareholder Rights Plan provides that the Company's proposed merger with Platinum Software Corporation will not cause the rights to become exercisable as long as Platinum is acting in accordance with the terms of the Agreement and Plan of Reorganization among Platinum, Merger Sub and DataWorks dated October 13, 1998.



                                       3.

The rights will trade with the DataWorks Corporation Common Stock, unless and until they are separated upon the occurrence of certain future events. The rights distribution is not taxable to the stockholders. DataWorks' Board of Directors may terminate the Rights Plan at any time or redeem the rights prior to the time a person acquires more than 15 percent of the DataWorks Corporation Common Stock. Additional details regarding the Rights Plan will be outlined in a summary to be mailed to all stockholders following the Record Date.

DataWorks is the largest supplier of manufacturing software for mid-size companies running Unix/NT. The company's solutions deliver a balance of price and functionality to suit job shops, mid-range repetitive and mixed mode manufacturers and large companies with maintenance, repair and overhaul needs. DataWorks products feature advanced ERP system functionality combined with open system technologies, including client-server architecture, relational database and easy-to-use, Windows-based graphical user interfaces. The company also offers rapid deployment and guarantees the cost of its mid-range implementations. With offices throughout the United States, Canada, Europe and Australia, DataWorks has over 4500 customer sites worldwide. Global headquarters is located in San Diego, CA.

Except for the historical information contained herein, this news release contains forward-looking statements that are subject to risks and uncertainties, including variation of quarterly revenues, the significance of NT to mid-range market success, estimates of availability and success of products and changes in economic conditions of the various markets the company serves, as well as the other risks detailed from time to time in the company's SEC reports, including the report on Form 10-K for the year ended December 31, 1997.

SOURCE: DataWorks Corporation


                                       4.